UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


March 17, 2005
(Date of earliest event reported)


U.S. CANADIAN MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)


 Nevada	                 0-25523		  33-0843633
(State or Other
Jurisdiction of         (Commission File No.)	(IRS Employer
Incorporation)                                  Identification No.)

4955 S. Durango Suite 216, Las Vegas, Nevada 89113
(Address of Principal Executive Offices)

(702) 433-8223
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4
(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.  Entry into Material Definitive Agreement

Item 3.02   Unregistered Sales of Equity Securities


Effective March 17, 2005, The registrant issued 50,000 shares of restricted common stock to Marti A. Hansen, CFO and 50,000 shares of restricted common stock to William G. Roan, VP of Compliance as an employee sign-on bonuses. The issuances were exempt from the registration requirements of the Securities Act of 1933 pursuant to section 4 (2) thereof.













SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CANADIAN MINERALS, INC.



By: /s/ John Woodward
Name:	John Woodward
Title:  President



Date: March 29, 2005





































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